Exhibit 10.9

                                OPTION AGREEMENT

          THIS AGREEMENT made as of the day of , 2002.

B E T W E E N:

          APOLLO GOLD CORPORATION, a corporation amalgamated under the laws of the Province of Ontario

          (hereinafter called the "Optionor")

                                                               OF THE FIRST PART

          *

          (hereinafter called the "Optionee")

                                                              OF THE SECOND PART

          WHEREAS the Optionor believes that the interest of the Optionee in the Optionor or its affiliates will be stimulated by affording the Optionee an opportunity to acquire shares in the capital of the Optionor under and pursuant to a stock option plan;

          AND WHEREAS this agreement is entered into pursuant to the Optionor's stock option incentive plan for senior officers, directors, key employees, subsidiaries and affiliates, as well as any other person or company engaged to provide ongoing management or consulting services to the Optionor or to its subsidiaries and affiliates (collectively, the "Service Providers") (hereinafter referred to as the "Plan");

          NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the sum of Two Dollars ($2.00) now paid by the Optionee to the Optionor (the receipt and sufficiency whereof are hereby acknowledged by the Optionor) and other good and valuable consideration, the parties agree to the terms set out below.

1.00      INTERPRETATION

1.01      As  used  in  this  agreement:

     (a) "close of business" means 5:00 p.m. (Toronto time) on the date in question;

     (b)  "Exercise  Price"  means  $ .00  per  Share;

     (c)  "Expiry  Date"  means  ,  ;

     (d) "Optioned Shares" means the Shares subject to the option, as provided in Section 2.01;


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     (e)  "Share"  or  "Shares"  means,  as  the case may be, one or more common shares  of  the Optionor as constituted at the date of this agreement;
          and

     (f) "Term" means the period of time commencing on the date hereof and expiring on the Expiry Date.

1.02 As used in this agreement, the masculine gender includes the feminine and neuter genders, and vice versa, and the singular includes the plural, and vice versa, where the context so requires, and the terms "herein", "hereby", "hereunder", "hereof", "this agreement" and similar provisions refer to this agreement as a whole and not to any particular section or other portion hereof unless the context otherwise requires.

1.03 The division of this agreement into articles and sections and the insertion of headings are for convenience of reference and shall not affect the interpretation hereof.

1.04 Where reference is made in this agreement to an amount of money, such reference shall, unless otherwise specifically provided, be deemed to be in Canadian funds.

1.05 In calculating the period of time within which or following which any act is to be done or step taken pursuant to this agreement, the date which is the reference date (either at the beginning or at the end of the period) in calculating such period shall be excluded. If the last day of such period is a non-business day, the period in question shall end on the next business day.

1.06 This agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and there are no representations or warranties of any kind not contained herein. This agreement may not be amended or modified in any respect except by written instrument signed by the parties.

1.07 The invalidity of any provision of this agreement or any covenant herein contained shall not affect the validity of any other provision or covenant herein contained.

2.00      GRANT OF OPTION

2.01 Subject to any requisite regulatory approval, the Optionor hereby gives and grants to the Optionee, subject to the terms and conditions hereinafter set out, an irrevocable option to purchase at any time or from time to time during the Term all or any part of the Optioned Shares. The purchase price for the Optioned Shares purchased at any time shall be the Exercise Price multiplied by the number of the Optioned Shares which the Optionee has determined to purchase at such time in accordance with the terms of this agreement.

3.00      EXERCISE OF OPTION

3.01 The Optionee shall (subject to the provisions of Sections 3.02 and 3.03) have the right to exercise the option hereby granted at any time or from time to time with respect to all or any part of the Optioned Shares available at such time in accordance with the provisions of this agreement. No written notice exercising the option hereby granted in whole or in part shall be necessary but payment by the Optionee to the Optionor of the Exercise Price at the time of


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exercise  of  the  option  in respect of so many of those of the Optioned Shares available  at  such time as the Optionee shall at such time determine to take up shall  be  an  exercise pro tanto of the option hereby granted and upon any such
                        ---------
exercise of the said option, the Optionor shall forthwith cause a certificate or certificates registered in the name of the Optionee representing in the aggregate such number of the Optioned Shares as the Optionee shall have then paid for to be delivered to the Optionee.

3.02 Subject to the provisions of Article 6.00 hereof, the number of Optioned Shares which may be purchased hereunder during each year of the Term shall be in accordance with the provisions set forth in paragraph I of Schedule "A" hereto. Provided that notwithstanding anything herein contained to the contrary, in the event that in any year of the Term the option is not exercised, or is exercised with respect to part only of the Optioned Shares available for purchase by the Optionee in that year, the Optioned Shares so available and not so purchased at the end of any such year shall thereafter be available for purchase in ensuing year(s), in addition to the Optioned Shares otherwise available for purchase by the Optionee in such ensuing year(s), throughout the balance of the Term up to and including, but not after, the Expiry Date or other termination of the option.

3.03 The option hereby granted may be exercised at any time or from time to time as aforesaid during the Term up to but not after the close of business on the Expiry Date and at the close of business on the Expiry Date the option hereby granted shall expire and terminate as to such of the Optioned Shares in respect of which the option hereby granted has not then been exercised.

3.04 Nothing herein contained or done pursuant hereto shall obligate the Optionee to purchase or pay for or the Optionor to issue any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised its option to purchase hereunder in the manner herein provided.

4.00      ADJUSTMENTS

4.01 In the event of any subdivision or change of the Shares at any time up to the close of business on the Expiry Date into a greater number of Shares, the Optionor shall deliver at the time of any exercise thereafter of the option hereby granted such additional number of Shares as would have resulted from such subdivision or change if such exercise of the option hereby granted had been prior to the date of such subdivision or change.

4.02 In the event of any consolidation or change of the Shares at any time up to the close of business on the Expiry Date into a lesser number of Shares, the number of Shares deliverable by the Optionor on any exercise thereafter of the option hereby granted shall be reduced to such number of Shares as would have resulted from such consolidation or change if such exercise of the option hereby granted had been prior to the date of such consolidation or change.

4.03 If the Optionor shall at any time up to the close of business on the Expiry Date pay any dividend or make any distribution payable in Shares of the Optionor, the Optionee shall be entitled to receive upon any exercise thereafter of the option hereby granted (in addition to the


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number  of  Shares which the Optionee would have been entitled to receive on the exercise of such option if such dividend or distribution had not been paid (the "Base Shares")) such additional number of shares of the appropriate class as would have been paid to the Optionee by way of dividend or other distribution on that number of the Base Shares with respect to which the Optionee has decided to exercise the option granted hereunder at such time (the "Exercised Shares"), had the option with respect to the Exercised Shares been exercised prior to the date of such dividend or other distribution, and the Optionor covenants and agrees that in the event of the payment of any dividend or distribution payable on any Shares of the Optionor as aforesaid it will reserve and set aside a sufficient number of shares in which any such dividend or distribution shall be payable to enable it to fulfil its obligations hereunder.

5.00      RESERVE FOR ISSUANCE

5.01 The Optionor covenants that it has duly reserved, set aside and conditionally allotted the Optioned Shares to and in favour of the Optionee, his heirs, executors, administrators, successors and assigns, and that upon the exercise of this option in accordance with the terms hereof, the Optioned Shares in respect of which the Optionee shall have duly taken up and paid for hereunder shall be duly issued and outstanding as fully paid and non-assessable.

6.00      TERMINATION

6.01 In the event of the death of the Optionee on or prior to the Expiry Date while an officer and/or a director of the Optionor or a subsidiary of the Optionor, the option may be exercised by the legal representatives of the Optionee, as to all or any of the Optioned Shares in respect of which the Optionee would have been entitled to exercise the option hereunder immediately prior to the time of his death, at any time up to and including, but not after, the close of business on that date which is one year following the date of death of the Optionee or prior to the close of business on the Expiry Date, whichever is the earlier.

6.02 In the event of the resignation of the Optionee as an officer and/or a director of the Optionor or an affiliate of the Optionor prior to the Expiry Date, the option and this agreement shall in all respects cease and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the option has not previously been exercised, upon notice of such resignation being received by the Optionor.

6.03 In the event the Optionee ceases to be an officer and/or a director of the Optionor or an affiliate of the Optionor other than in the circumstances referred to in Sections 6.01 or 6.02 above, the Optionee may exercise the option to the extent that the Optionee is entitled to do so at the time he ceases to be an officer and/or a director, at any time up to and including, but not later than, ninety (90) days after he ceases to be an officer and/or a director, or prior to the close of business on the Expiry Date, whichever is earlier.

6.04 In the event that the Optionee disposes of any shares taken up under this agreement or assigns, encumbers or otherwise disposes of any rights acquired hereunder or any such rights become subject to voluntary or involuntary attachment or charges, without, in each case, the prior written consent of the board of directors of the Optionor having been first


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obtained,  the  option  may,  at  the sole discretion of the Optionor, forthwith cease and terminate and be of no further force or effect whatsoever as to such of the Optioned Shares in respect of which the option has not been previously exercised.

7.00      MISCELLANEOUS

7.01 Each party shall, upon the request of the other, do all such acts and execute all such documents as the other party requesting may reasonably request be done or executed in order to better evidence or perfect any provision hereof or in order to give effect to the purposes hereof.

7.02 The Optionee shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distributions therefrom or thereon) other than in respect of Optioned Shares in respect of which the Optionee shall have exercised the option in the manner provided herein and which the Optionee shall have actually taken up and paid for.

7.03      Time  shall  be  of  the  essence  of  this  agreement.

7.04 This agreement is personal to the Optionee and shall not be assigned by the Optionee in whole or in part.

7.05 This agreement shall enure to the benefit of and be binding upon the Optionor, its successors and assigns, and the Optionee and, subject as is hereinbefore provided, to the heirs, executors, administrators and permitted successors of the Optionee.

          IN WITNESS WHEREOF this agreement has been executed by the parties as of the date and year first above-written.

                                           APOLLO GOLD CORPORATION

                                           Per: _____________________________


                                           Per: _____________________________


                                           SIGNED, SEALED AND DELIVERED
                                           in the presence of

                                           __________________________________
                                           WITNESS

                                           __________________________________
                                           [NAME OF OPTIONEE]



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                                  SCHEDULE "A"

To an agreement between:

          APOLLO GOLD CORPORATION (the "Optionor")

          - AND -

          *     (the "Optionee")

1. [All of the Optioned Shares may be purchased hereunder at any time during the Term.]


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